  As filed with the Securities and Exchange Commission on February 9, 1999



                                                             File No. 333-19189
                                                             File No. 811-08001

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [_]

               Pre-Effective Amendment No.                            [_]
               Post-Effective Amendment No.  3                        [X]


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

               Amendment No.  4                                       [X]

                       STATE FARM LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                       STATE FARM LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
             (Address of Depositor's Principal Executive Offices)

                 Depositor's Telephone Number: (309) 766-0886

                               Laura P. Sullivan
                             One State Farm Plaza
                       Bloomington, Illinois  61710-0001
              (Name and Address of Agent for Service of Process)

                                   Copy to:
                           Stephen E. Roth, Esquire
                       Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2415

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        [ ] on May 1, 1999 pursuant to paragraph (b) of Rule 485
        [X] 80 days after filing pursuant to paragraph (a)(1) of Rule 485
        [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

        [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:
Individual variable deferred annuity policies.

                           PROFILE DATED MAY 1, 1999


                        VARIABLE DEFERRED ANNUITY POLICY



                                   ISSUED BY
      STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY SEPARATE ACCOUNT
                      OF STATE FARM LIFE INSURANCE COMPANY



                                 P.O. Box 2307
                       Bloomington, Illinois, 61702-2307
                     Telephone: (888) 702-2307 (Toll free)



    THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING A POLICY. THE FULL PROSPECTUS THAT ACCOMPANIES THIS PROFILE MORE FULLY DESCRIBES THE POLICY. PLEASE READ THAT PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.



    "We," "us," and "our" refer to State Farm Life Insurance Company.



    "You" and "your" refer to the owner of a Policy.



1.  WHAT IS THE POLICY?



    The Policy is a contract between you and State Farm Life Insurance Company. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You purchase the Policy by paying an initial premium or by making periodic premium payments, or both, and you add money when you can. When you want annuity payments to begin, you choose an "Annuity Date," and we will start sending you payments. This profile also discusses other ways to access your money.



    The Policy permits you to allocate premiums to six subdivisions, or "subaccounts," of the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account"). Each subaccount invests in a corresponding investment portfolio (each, a "Fund") of the State Farm Variable Product Trust. The value of the premiums you allocate to the Funds will fluctuate depending on market conditions. Therefore, you bear the investment risk on your Policy value in the Funds. If you allocate premiums to our fixed account (the "Fixed Account"), we will guarantee principal and interest. The Policy value you accumulate before the Annuity Date will determine the amount of annuity payments you receive.



    The Policy offers important features. The Funds are professionally managed. Your earnings generally grow tax-free until withdrawn, but if you withdraw money before you are 59 1/2 years old, you may have to pay income tax and an additional 10% tax penalty. When you decide you want to start receiving annuity payments, you can choose an annuity option that will provide you with a lifetime income.



2.  WHAT ARE MY ANNUITY OPTIONS?



    When you want to begin receiving annuity payments, you can choose from four annuity options:



    LIFE ANNUITY--You will receive payments as long as the Annuitant lives (for example, if you have named yourself as the Annuitant, you will receive payments for as long as you live).



    LIFE ANNUITY WITH CERTAIN PERIOD--You will receive payments as long as the Annuitant lives or to the end of the certain period, if longer.



    JOINT AND LAST SURVIVOR LIFE ANNUITY--You will receive payments as long as the Annuitant or a second designated person (such as your spouse) is alive.



    FIXED YEAR ANNUITY--You will receive payments for the number of years you select.



    We will use the money you accumulate under your Policy to provide annuity payments.



    You tell us how much of your money to apply to fixed annuity payments and how much to apply to variable annuity payments. We will allocate Policy value that you apply to provide fixed annuity payments to the Fixed Account. Under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will never be less than the minimum payment stated in the Policy.



    We will allocate Policy value that you apply to provide variable annuity payments to the Funds you select, and the amount of each annuity payment will vary according to the investment performance of those Funds.



3.  HOW DO I PURCHASE A POLICY?



    You can purchase a Policy through any one of our authorized agents. Under most circumstances, the minimum initial premium for a non-tax-qualified Policy is $1,200 and $600 for tax-qualified Policies. (If you participate in one of our special monthly payment plans, you may pay monthly premiums of $100 or more for non-tax-qualified plans and $50 or more for tax-qualified plans). The minimum initial premium requirements are higher if you are age 66 or more. You may pay additional premiums of at least $50 at any time before the Annuity Date.



4.  WHAT ARE MY ALLOCATION OPTIONS?



    There are seven different allocation options under the Policy. You can allocate premiums to one or more of the six "subaccounts" of the Variable Account. Each subaccount, in turn, invests in a corresponding Fund of the State Farm Variable Product Trust. The six Funds are:



    - Large Cap Equity Index Fund



    - Small Cap Equity Index Fund



    - International Equity Index Fund



    - Stock and Bond Balanced Fund



    - Bond Fund



    - Money Market Fund



    You can also allocate premiums to the Fixed Account. We will pay you interest on your Policy value in the Fixed Account at an effective annual rate of at least 3%.



5.  WHAT ARE THE EXPENSES UNDER THE POLICY?



    INSURANCE CHARGES. Once each year, we deduct a $30 Annual Administrative Fee. We currently waive this charge if the amount of total premiums you have paid is at least $50,000.



    We also deduct a daily mortality and expense risk charge from the assets of the Variable Account, currently equal on an annual basis to 1.15%.



    SURRENDER CHARGE. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) when you take annuity payments, or (3) when we pay proceeds upon your death (unless you are also the Annuitant). We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity." We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant's death, regardless of how many Policy years have elapsed or how the Death Benefit is paid. We calculate the surrender charge as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year.



    FUND EXPENSES. There are Fund expenses, which range on an annual basis from 0.32% to 0.75% of the average daily value of your money invested in the Funds.

    The following chart is designed to help you understand the expenses that you will pay under the Policy.



    The column "Total Annual Insurance Charges" shows the total of the $30 Annual Administrative Fee (which, for purposes of the chart, is assumed to be 0.12% of the value of an average Policy) and the 1.15% mortality and expense risk charge.



    The column "Total Annual Fund Charges" shows the investment charges for each Fund. The charges shown for each Fund reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by a Fund (other than the Stock and Bond Balanced Fund and the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitations are voluntary and the adviser may terminate them at any time.



    The column "Total Annual Charges" shows the combined total of the Total Annual Insurance Charges and Total Annual Fund Charges columns.



    The next two columns show you two examples of the charges, in dollars, you would pay under a Policy for each $1,000 you paid when you purchased the Policy. The examples assume that the average Policy Accumulation Value is $25,000 so that the Annual Administrative Fee is 0.12% and that your Policy earns 5% annually before charges. For more information about the expenses under the Policy, refer to the "Fee Table" in the full prospectus that accompanies this Profile.



                                                                                      IF YOU SURRENDER      ALL CHARGES
                                                                                        OR ANNUITIZE         EXCLUDING
                                                                                       YOUR POLICY AT        SURRENDER
                                               TOTAL         TOTAL                   THE END OF 1 YEAR,      CHARGES,
                                              ANNUAL        ANNUAL         TOTAL        YOU WOULD PAY      ASSESSED OVER
                                             INSURANCE       FUND         ANNUAL        THE FOLLOWING        A 10 YEAR
FUND(1)                                       CHARGES       CHARGES       CHARGES         EXPENSES            PERIOD
------------------------------------------  -----------  -------------  -----------  -------------------  ---------------
Large Cap Equity Index Fund...............       1.27%         0.32%         1.59%        $      89          $     193
Small Cap Equity Index Fund...............       1.27%         0.50%         1.77%        $      91          $     213
International Equity Index Fund...........       1.27%         0.75%         2.02%        $      93          $     240
Money Market Fund.........................       1.27%         0.43%         1.70%        $      90          $     205
Bond Fund.................................       1.27%         0.57%         1.84%        $      91          $     220
Stock and Bond Balanced Fund..............       1.27%         0.42%(1)      1.69%        $      90          $     204


------------------------


(1) The investment adviser to the Funds has agreed not to be paid an investment advisory fee for performing its services for the Stock and Bond Balanced Fund and has agreed to bear any other expenses incurred by the Stock and Bond Balanced Fund. (The investment adviser may change this at any time.) However, the investment adviser will receive investment advisory fees from managing the underlying Funds in which the Stock and Bond Balanced Fund invests--the Large Cap Equity Index Fund and the Bond Fund. Under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate investment advisory fee can be derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table above. The underlying funds will also incur other expenses of up to 0.10% (which is also reflected in the table above).



6.  HOW WILL MY INVESTMENT IN THE POLICY BE TAXED?



    You should consult a qualified tax adviser with regard to your Policy. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn and distributions made. The deferral of taxes on earnings under variable annuity policies is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income.



7.  HOW DO I ACCESS MY MONEY?



    Prior to the Annuity Date, you can choose among several different options if you want to take money out of your Policy:



    - You can withdraw part of your money (a surrender charge may apply).



    - You can surrender the Contract, taking the proceeds as a single lump sum payment or applying the proceeds to an annuity option (a surrender charge may apply).



    - You can also take withdrawals using our systematic withdrawal program.



    After the Annuity Date, if you have selected the "fixed year" annuity option, you may request withdrawals.



    The amount of the surrender charge that may apply to withdrawals and surrenders you take before the Annuity Date ranges from 7% of the amount withdrawn or surrendered in the first Policy Year to 0% in the eighth Policy Year. Withdrawals and surrenders may be subject to income tax and to a tax penalty.



8.  HOW IS THE PERFORMANCE OF THE POLICY PRESENTED?



    The value of your Policy will fluctuate depending on the investment performance of the Funds in which your selected Subaccounts invest. As of December 31, 1998, The Subaccounts had not completed one full year of operations. Therefore, no performance data is presented.



9.  DOES THE POLICY HAVE A DEATH BENEFIT?



    The Policy offers a minimum Death Benefit if the Annuitant dies before the Annuity Date. The amount of the Death Benefit will be the greater of (1) the sum of all premiums paid less any withdrawals and less any applicable surrender charges deducted, or (2) the value of your Policy. We will determine both amounts as of the end of the Valuation Period during which we receive due proof of death.

10. WHAT OTHER INFORMATION SHOULD I KNOW?



    The Policy has several additional features, including the following:



FREE-LOOK RIGHT           You have a "free-look right"; that is, the right to return the
                          Policy to us at our Home Office or to an authorized State Farm agent and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods). If you exercise this right, we will cancel the Policy as of the day of mailing or delivery and send you a refund equal to the greater of (1) the premiums paid under the Policy, or (2) your Policy value (without the deduction of a surrender charge). We allocate all premiums to the Fixed Account during the free-look period. For this purpose, we assume your free-look period starts 10 days after we issue your Policy.

TRANSFERS                 On or before the Annuity Date, you may transfer Policy value from one Subaccount to another Subaccount(s) or to the Fixed Account.
                          The minimum amount of Policy value that may be transferred from a
                          Subaccount is $250, or, if less, the entire Policy value in that
                          Subaccount. You may also transfer Policy value from the Fixed
                          Account to another Subaccount(s), but only once each Policy year and only during the 30-day period following the end of each
                          Policy year. The maximum amount that you may transfer from the
                          Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000.

                          After the Annuity Date the only type of transfer permitted is a transfer of annuity units from one Subaccount to another
                          Subaccount. This is limited to four transfers per year and only applies if variable annuity payments have been elected.

DOLLAR-COST AVERAGING     Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the
                          Money Market Fund or the Subaccount investing in the Bond Fund to any Subaccounts and/or the Fixed Account, subject to certain limitations.

PORTFOLIO REBALANCING     The Portfolio Rebalancing program will reallocate on a periodic
PROGRAM                   basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

SYSTEMATIC WITHDRAWAL     Our systematic withdrawal program provides an automatic monthly,
PROGRAM                   quarterly, semi-annual or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account.
                          Surrender charges may apply and certain restrictions apply.



11. HOW CAN I MAKE INQUIRIES?



    If you need further information about the Policy, please write us at our home office, call us at (888) 702-2307 (toll free), or contact an authorized State Farm Agent. The address of our home office is:



    State Farm Life Insurance Company
    P.O. Box 2307
    Bloomington, IL 61702-2307
    Telephone: (888) 702-2307 (Toll free)

                          PROSPECTUS DATED MAY 1, 1999
                        VARIABLE DEFERRED ANNUITY POLICY
                                   ISSUED BY
               STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                                SEPARATE ACCOUNT
                                       OF
                       STATE FARM LIFE INSURANCE COMPANY
                                 P.O. Box 2307
                        Bloomington, Illinois 61702-2307
                     Telephone: (888) 702-2307 (Toll free)



    State Farm Life Insurance Company ("State Farm," "we," "us," or "our") is offering the individual variable deferred annuity policy described in this prospectus. State Farm designed the variable annuity policy (the "Policy") to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the "Owner," "you," or "your") can purchase the Policy by making a minimum initial premium payment, by making periodic payments under a special monthly purchase plan, or both. UNLESS OTHERWISE INDICATED, THIS PROSPECTUS DESCRIBES THE POLICY'S OPERATION BEFORE THE ANNUITY DATE. PLEASE REFER TO THE INDEX OF TERMS FOR DEFINITIONS OF CERTAIN TERMS USED IN THIS PROSPECTUS.



    The Owner determines the amount and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value



    - to the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account"), and



    - to State Farm's general account (the "Fixed Account").



    The Variable Account is divided into subaccounts (each, a "Subaccount"). Each Subaccount invests in a corresponding investment portfolio ("Fund") of State Farm Variable Product Trust (the "Trust"). The Funds currently available are:



    / / Large Cap Equity Index Fund



    / / Small Cap Equity Index Fund



    / / International Equity Index Fund



    / / Bond Fund



    / / Money Market Fund



    / / Stock and Bond Balanced Fund



    The accompanying prospectus for the Trust describes each of the portfolios, including the risks of investing in each portfolio, and provides other information about the Trust.



    The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.



    The Policy provides additional benefits including:



    - four annuity options



    - a minimum Death Benefit upon the Annuitant's death



    - dollar cost averaging, portfolio rebalancing and systematic withdrawal programs.



    This prospectus sets forth information about the Policy and the Variable Account that you should know before purchasing a Policy. Please read this prospectus carefully and retain it for future reference. A prospectus or prospectus profile for the State Farm Variable Product Trust must accompany this prospectus and should be read in conjunction with this prospectus.



    A Statement of Additional Information ("SAI") contains additional information about the Policy and the Variable Account. We filed the SAI with the Securities and Exchange Commission and the SAI has the same date as this prospectus. The SAI is incorporated herein by reference. The Table of Contents
for the SAI is on page   of this prospectus. You may obtain a free copy of the
SAI by writing to or calling State Farm at the address or phone number shown above. The SEC maintains an Internet site at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding the Policy and the Variable Account.



    INTERESTS IN THE POLICIES AND SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY A BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THE POLICIES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



Index of Terms.................................          3

Fee Table......................................          5

EXAMPLE........................................          7

Condensed Financial Information................          7

1.         What is the Policy?.................          7

2.         What are my Annuity Options?........          8

3.         How Do I Purchase A Policy?.........          9
           Applying for a Policy...............          9
           Initial Premium.....................          9
           Issuance of a Policy................         10
           Exchange Privilege: Variable
             Deferred Annuity..................         10
           Free-Look Right to Cancel Policy....         10
           Making Additional Premium Payments..         10

4.         What Are My Allocation Options?.....         11
           Premium Allocations.................         11
           Subaccount Options..................         11
           Fixed Account Option................         12
           Transfers...........................         12
           Dollar-Cost Averaging...............         13
           Portfolio Rebalancing Program.......         13
           Policy Accumulation Value...........         14
           Cash Surrender Value................         14
           Subaccount Policy Accumulation
             Value.............................         14
           Accumulation Unit Value.............         14
           Net Investment Factor...............         14
           Fixed Policy Accumulation Value.....         14

5.         What are the Expenses Under the
             Policy?...........................         15
           Surrender Charge....................         15
           Annual Administrative Fee...........         16
           Transfer Processing Fee.............         16
           Mortality and Expense Risk Charge...         16
           Fund Expenses.......................         16

6.         How Will My Investment in the Policy
             be Taxed?.........................         16
           Introduction........................         16
           Tax Status of the Policies..........         17
           Tax Treatment of Annuities..........         17
           Taxation of Non-Qualified
             Policies..........................         17
           Taxation of Qualified Policies......         19
           Other Tax Consequences..............         20

7.         How Do I Access My Money?...........         20
           Surrenders..........................         21
           Systematic Withdrawal Program.......         21
           Requesting Payments and Telephone
             Transactions......................         21

8.         How Is the Performance of the Policy
             Presented?........................         22

9.         Does the Policy Have A Death
             Benefit?..........................         23

10.        What Other Information Should I
             Know?.............................         23
           State Farm and the Variable
             Account...........................         23
           Preparing for Year 2000.............         25
           Modification........................         25
           Distribution of the Policies........         25
           Legal Proceedings...................         26
           Reports to Policy Owners............         26
           Financial Statements................         26

11.        How Can I Make Inquiries?...........         26

Table of Contents of the Statement of
  Additional Information.......................         27



    THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING MAY LAWFULLY BE MADE.

                                 INDEX OF TERMS



    ACCUMULATION UNIT--A unit of measure used to calculate Variable Policy Accumulation Value.



    ACCUMULATION UNIT VALUE--The value of a Subaccount's Accumulation Unit. A Subaccount's Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.



    ANNUITANT--The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.



    ANNUITY DATE--You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive due proof of the Annuitant's death. Payment intervals start on this date. The first annuity payment is at the end of the first payment interval.



    CASH SURRENDER VALUE--The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.



    CODE--The United States Internal Revenue Code of 1986, as amended.



    FINAL ANNUITY DATE--The Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).



    FIXED ACCOUNT--Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.



    FIXED ANNUITY PAYMENT--An annuity payment supported by our General Account. Under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will never be less than the minimum stated in the Policy.



    FIXED POLICY ACCUMULATION VALUE--The Policy Accumulation Value in the Fixed Account.



    GENERAL ACCOUNT--Our assets not allocated to the Variable Account or any other separate account.



    HOME OFFICE--P.O. Box 2307, Bloomington, Illinois 61702-2307. Telephone:
(888) 702-2307 (toll free).



    INITIAL PREMIUM PAYMENT--The amount shown in the Policy that you paid on the Policy Date.



    NET ASSET VALUE PER SHARE--The value per share of any Fund on any Valuation Day. The prospectus for the Trust describes the method of computing the Net Asset Value Per Share.



    PAYEE--If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you cash surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.



    POLICY ACCUMULATION VALUE--The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.



    POLICY DATE--The effective date of this Policy.



    POLICY MONTH, YEAR, OR ANNIVERSARY--Each Policy Month, Year, or Anniversary is measured from the Policy Date.

    REQUEST--A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish.



    SEC--The United States Securities and Exchange Commission.



    SUBACCOUNT--A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.



    SUBACCOUNT POLICY ACCUMULATION VALUE--The Policy Accumulation Value in a Subaccount.



    SUCCESSOR OWNER--Your Successor Owner is named in the application if you are not the Annuitant.



    VALUATION DAY--Each day on which both the New York Stock Exchange and the Home Office are open for business except for a day that a Subaccount's corresponding Fund does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Reverend Dr. Martin Luther King Jr. Holiday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. During 1999, the days on which the New York Stock Exchange is open, but the Home Office is closed are: November 26, December 23, December 24, and December 31.



    VALUATION PERIOD--The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.



    VARIABLE ACCOUNT--A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value.



    VARIABLE ANNUITY PAYMENT--An annuity payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.



    VARIABLE POLICY ACCUMULATION VALUE--The sum of all Subaccount Policy Accumulation Values.

                                   FEE TABLE



    The purpose of this Fee Table is to assist you in understanding the expenses that you will pay directly or indirectly when you invest in the Policy.



POLICY OWNER TRANSACTION EXPENSES
  Surrender Charge (1)



                                                                           % OF
YEAR                                                                 AMOUNT WITHDRAWN
-------------------------------------------------------  -----------------------------------------
1......................................................                          7%
2......................................................                          6%
3......................................................                          5%
4......................................................                          4%
5......................................................                          3%
6......................................................                          2%
7......................................................                          1%
8 and over.............................................                          0%

Transfer Processing Fee................................  No charge for first 12 transfers in a
                                                         Policy Year; thereafter, State Farm may
                                                         charge a $25 fee per transfer

Annual Administrative Fee..............................  $30 (waived if total premiums paid are at least $50,000)



VARIABLE ACCOUNT ANNUAL EXPENSES
  (as a percentage of Variable Account Value)



Mortality and Expense Risk Charge...........                           1.15%(2)


------------------------


(1) After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value without incurring a surrender charge. This amount is called the "Free Withdrawal Amount." The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year. The surrender charge may be waived in certain additional circumstances. We cannot deduct more than 8 1/2% of the total premiums you have paid under the
    Policy. See "Surrender Charge," page   .



(2) The amount shown in the Fee Table reflects the mortality and expense risk charge currently charged. The maximum mortality and expense risk charge that
    we can charge is 1.25%. See "Mortality and Expense Risk Charge," page   .

                                    TABLE A



FUND ANNUAL EXPENSES
  (as a percentage of average daily net assets)



    The investment advisory fees shown below are the actual amounts incurred in the fiscal year ended December 31, 1998 for each of the Funds. The Stock and Bond Balanced Fund invests primarily in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate investment advisory fee was derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table below and for purposes of the Example below.



    By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own Other Expenses. Other Expenses reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and that the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time.



                                                                                                              TOTAL
                                                                                     OTHER EXPENSES      ANNUAL EXPENSES
                                                                     INVESTMENT      (AFTER EXPENSE      (AFTER EXPENSE
FUND                                                                ADVISORY FEES    LIMITATION) (3)     LIMITATION) (3)
-----------------------------------------------------------------  ---------------  -----------------  -------------------
Large Cap Equity Index Fund......................................          0.26%             0.06%               0.32%
Small Cap Equity Index Fund......................................          0.40%             0.10%               0.50%
International Equity Index Fund..................................          0.55%             0.20%               0.75%
Money Market Fund................................................          0.40%             0.03%               0.43%
Bond Fund........................................................          0.50%             0.07%               0.57%
Stock and Bond Balanced Fund.....................................          0.36%             0.06%               0.42%


------------------------


(3) Absent this expense limitation, Other Expenses for the Small Cap Equity Index Fund, International Equity Index Fund, and Money Market Fund would be 0.15%, 0.38%, and 0.12%, respectively. During the year ended December 31, 1998, the investment advisor reimbursed a greater amount of expenses of the Money Market Fund than required under the agreement, further reducing that Fund's other expenses to 0.03%.

                                    EXAMPLE



    The purpose of the following Example is to demonstrate the expenses that you would pay on a $1,000 investment in the Variable Account. The Example is calculated based on the fees and charges shown in the tables above. For a more complete description of these expenses, see "What are the expenses under the
Policy?" beginning on page   of this prospectus, and see the prospectus for the
Trust. The Example assumes that the average Policy Accumulation Value is $25,000, so that the Annual Administration Fee is 0.12%. The tables above and the Example do not reflect transfer processing fees. You might incur transfer processing fees if you make more than twelve transfers in a Policy Year. See
"Transfer Processing Fee," page   . The Example assumes you have invested all
your money in the Variable Account.


                                                                                                               2. IF YOU DO NOT
                                                                                                                  SURRENDER
                                                                                                           OR ANNUITIZE YOUR POLICY
YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000                      1. IF YOU SURRENDER                           AT THE
  INITIAL PREMIUM, ASSUMING A 5% ANNUAL RETURN ON               OR ANNUITIZE YOUR POLICY AT THE             END OF THE STATED TIME
  ASSETS AND THE CHARGES AND EXPENSES LISTED IN THE              END OF THE STATED TIME PERIOD:                    PERIOD:
  FEE TABLE ABOVE:                                     --------------------------------------------------  ------------------------
SUBACCOUNT                                                1 YR         3 YRS        5 YRS       10 YRS        1 YR         3 YRS
-----------------------------------------------------      ---         -----        -----     -----------      ---         -----
Large Cap Equity Index...............................   $      89    $     101    $     120    $     193    $      17    $      51
Small Cap Equity Index...............................   $      91    $     107    $     130    $     213    $      18    $      57
International Equity Index...........................   $      93    $     114    $     143    $     240    $      21    $      65
Bond.................................................   $      91    $     109    $     133    $     220    $      19    $      59
Money Market.........................................   $      90    $     105    $     126    $     205    $      18    $      55
Stock and Bond Balanced..............................   $      90    $     104    $     126    $     204    $      18    $      55


YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000
  INITIAL PREMIUM, ASSUMING A 5% ANNUAL RETURN ON
  ASSETS AND THE CHARGES AND EXPENSES LISTED IN THE
  FEE TABLE ABOVE:
SUBACCOUNT                                                5 YRS       10 YRS
-----------------------------------------------------     -----     -----------
Large Cap Equity Index...............................   $      89    $     193
Small Cap Equity Index...............................   $      98    $     213
International Equity Index...........................   $     111    $     240
Bond.................................................   $     102    $     220
Money Market.........................................   $      94    $     205
Stock and Bond Balanced..............................   $      94    $     204



    Please do not consider the Example as a representation of past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is hypothetical and you should not consider it a representation of past or future annual returns, which may be greater or less than this assumed rate.



CONDENSED FINANCIAL INFORMATION



    The following table shows the value of an Accumulation Unit for each Subaccount and how it has changed since the Variable Account began operations through the fiscal year ended December 31, 1998. Please read the information in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.



                                                                                                       NUMBER OF
                                                          ACCUMULATION UNIT    ACCUMULATION UNIT   ACCUMULATION UNITS
                                                         VALUE AT BEGINNING     VALUE AT END OF      OUTSTANDING AT
SUBACCOUNT                                                     OF YEAR               YEAR             END OF YEAR
-------------------------------------------------------  -------------------  -------------------  ------------------
Large Cap Equity Index.................................           10.00                12.29             2,268,942
Small Cap Equity Index.................................           10.00                 9.66             1,165,425
International Equity Index.............................           10.00                11.20             1,082,872
Money Market...........................................           10.00                10.36               780,326
Bond...................................................           10.00                10.56             1,087,169
Stock and Bond Balanced................................           10.00                11.35               472,461



    FINANCIAL STATEMENTS--The Statement of Additional Information includes financial statements for the Variable Account and State Farm, and the reports of the independent accountants.



1.  WHAT IS THE POLICY?



    The Policy is an individual variable deferred annuity policy that State Farm Life Insurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See "How Will My
Investment in the Policy be Taxed?," page   . The Policy may not be available in
all states.



    When you pay premiums, you can allocate those premiums to one or more of the six subdivisions (also known as "Subaccounts") of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the "Subaccount Policy Accumulation Value," will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.



    You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See
"Fixed Account Option," page   .



    You can request that we transfer Policy Accumulation Value from one account
to another, subject to certain conditions. See "Transfers," page   .



2.  WHAT ARE MY ANNUITY OPTIONS?






    - You choose the Annuity Date when you want annuity payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (85 in Pennsylvania).



    - You select an annuity option from those listed below, and indicate whether you want your annuity payments to be fixed or variable or a combination of fixed and variable.



    - If you do not select an annuity option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1.



    - On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity payments.



    If your Policy has been in force for at least five Policy Years, and you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," we will not deduct a surrender charge. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.



    We will base your first annuity payment, whether fixed or variable, on the amount of proceeds applied under the annuity option you have selected and on "annuity purchase rates" based on the Annuitant's age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.



    If you have told us you want fixed annuity payments, under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," the amount of each annuity payment will be the same. Under the "fixed years" annuity option, the payments will never be less than the minimum payment stated in the Policy.



    If you told us you want variable annuity payments, the amount of variable annuity payments will vary according to the investment performance of the Funds you have selected to support your variable annuity payments.



    You can choose either 1, 3, 6, or 12 month intervals to receive annuity payments. Payment intervals start on the Annuity Date. The first annuity payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the

Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date under Option 1.



    We may require satisfactory proof that the Annuitant is living when each annuity payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.



    If you have selected the "fixed years" annuity option, you may request withdrawals at any time.



    The available annuity options are:



    OPTION 1--LIFE ANNUITY. Payments will be made to you at the end of each payment interval as long as the Annuitant lives.



    OPTION 2--LIFE ANNUITY WITH CERTAIN PERIOD. Payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Owner.



    OPTION 3--JOINT AND LAST SURVIVOR LIFE ANNUITY. Payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.



    OPTION 4--FIXED YEARS. Payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Owner.



    You may elect State Farm's "Additional Deposit Rider." This feature is available only in connection with certain tax-qualified Policies. The Additional Deposit Rider permits you to make a single premium payment at the time you select an Annuity Option in order to increase the amount of payment under the annuity option you select. We deduct an additional charge from the premium payment for this rider.



3.  HOW DO I PURCHASE A POLICY?



    APPLYING FOR A POLICY.  To purchase a Policy, you must



    - complete an application and submit it to an authorized State Farm agent, and



    - pay an initial premium at least equal to the minimum required and/or make periodic payments under a special monthly payment plan.



    See "Initial Premium," below. We reserve the right to reject an application for any lawful reason.



    INITIAL PREMIUM. You may purchase the Policy to use in connection with tax-qualified plans, or on a non-tax-qualified basis.



    - To purchase a non-tax-qualified Policy, you may not be more than 85 years old (75 years old in Pennsylvania) on the Policy Date.



    - To purchase a tax-qualified Policy, you must be at least 16 years old and not older than 70 years old (85 years old for Roth IRA) on the Policy Date.

    You must also make a minimum initial premium payment or make periodic payments under a special monthly payment plan, depending on how old you are and whether you are purchasing a tax-qualified or non-tax-qualified Policy, as shown in the following table:



                                                 ISSUE AGE                   ISSUE AGE
                                                    0-65                    66 OR MORE
                                         --------------------------  -------------------------
Minimum initial premium required for
  non-tax-qualified policy.............  $1,200 ($100 per month for  $ 5,000 special monthly payment
                                           plan)

Minimum initial premium required for
  tax-qualified policy.................  $600 ($50 per month for     $25,000
                                           special monthly payment   ($2,000 for Roth IRA)
                                           plan)



    ISSUANCE OF A POLICY. Once we receive your initial premium and your completed application at our Home Office, we will usually issue your Policy within two Valuation Days. However, if you did not give us all the information we need, we will try to contact you to get the additional needed information. If we cannot complete the application within five Valuation Days, we will either send your money back or obtain your permission to keep your money until we receive all the necessary information.



    The Policy Date of your Policy will be the date we receive the initial premium, except when we receive the premium on the 29th, 30th, or 31st of any month. The Policy Date of these Policies will be the 28th of that month.



    EXCHANGE PRIVILEGE: VARIABLE DEFERRED ANNUITY. State Farm will permit the policy owner of a State Farm deferred annuity contract which has not yet been annuitized to exchange such contract for a Policy. If you exchange a State Farm deferred annuity for a Policy, State Farm will waive any surrender charge on the deferred annuity. We can change this program at any time.



    FREE-LOOK RIGHT TO CANCEL POLICY. During your "free-look" period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. You will receive a refund equal to the greater of:



        (1) the premium payments made under the Policy during the free-look period; or



        (2) the Policy Accumulation Value (without the deduction of a surrender charge) at the end of the Valuation Period when we receive the Policy at our Home Office (if you return the Policy to the Home Office), or when our agent receives the Policy (if you return the Policy to the agent) for cancellation.



    MAKING ADDITIONAL PREMIUM PAYMENTS. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. For any premium we receive after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at our Home Office. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.

4.  WHAT ARE MY ALLOCATION OPTIONS?



    PREMIUM ALLOCATIONS. When you apply for a Policy, you specify the percentage of premium you wish to allocate to each Subaccount of the Variable Account and to the Fixed Account.



    - Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.



    - You can change the allocation percentages at any time by sending a satisfactory written or telephone request to our Home Office (provided we have your telephone authorization on file). The change will apply to all premiums received at the same time or after we receive your request.



    Until the free-look period expires, we allocate all premiums to the Fixed Account. At the end of this period, we transfer Policy Accumulation Value to the Subaccounts and/or leave it in the Fixed Account based on the premium allocation percentages in effect at the time of the transfer. For this purpose, we assume your free-look period begins 10 days after we issue your Policy. The transfer from the Fixed Account to the Subaccounts upon the expiration of the free-look period does not count as a transfer for any other purposes under the Policy.



    SUBACCOUNT OPTIONS. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. ("SFIM") serves as the investment adviser of the Trust and conducts the business and affairs of the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap, Small Cap, and International Equity Index Funds. The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).



    - The LARGE CAP EQUITY INDEX FUND seeks to match the performance of the Standard & Poor's Composite Index of 500 Stocks-Registered Trademark-(2). This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities that make up the S&P 500.



    - The SMALL CAP EQUITY INDEX FUND seeks to match the performance of the Russell 2000 Small Stock Index-Registered Trademark-(3). This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.


------------------------

(2) Standard & Poor's-Registered Trademark-, S&P-Registered Trademark-, S&P 500-Registered Trademark-, Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)



(3) The Russell 2000-Registered Trademark- Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Russell 2000 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

    - The INTERNATIONAL EQUITY INDEX FUND seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index-Registered Trademark- (the "EAFE Free")(4). This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.



    - The BOND FUND seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.



    - The STOCK AND BOND BALANCED FUND seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust's Large Cap Equity Index Fund and the Bond Fund.



    - The MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. THE U.S. GOVERNMENT DOES NOT INSURE OR GUARANTEE AN INVESTMENT IN THE MONEY MARKET FUND. This Fund will attempt to maintain a stable net asset value of $1.00 per share, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.



    The accompanying prospectus for the Trust contains further information about the Funds. Please read the Trust's prospectus in conjunction with this
prospectus. See also "The Trust," page   .



    FIXED ACCOUNT OPTION. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per
year. See "State Farm's Fixed Account Option," page   . There are significant
limits on your right to transfer Policy Accumulation Value from the Fixed Account. See "Transfers," below.



    TRANSFERS. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.



    You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.


------------------------

(4) The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE-Registered Trademark- Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

    After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity payments have been elected.



    You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request at our Home Office. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See "Requesting Payments and Telephone
Transactions," page   . There is no limit on the number of transfers from and
among the Subaccounts. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused "free" transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.



    DOLLAR-COST AVERAGING. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the "Money Market Subaccount") or the Subaccount investing in the Bond Fund (the "Bond Subaccount") to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.



    You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.



    PORTFOLIO REBALANCING PROGRAM. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may elect to participate in this program at any time before the Annuity Date by sending a written request to our Home Office. Your request will be effective when we receive it. Your percentage allocations must be in whole percentages. You may start and stop portfolio rebalancing at any time and make changes to your allocations by written or telephone request, if we have your telephone authorization on file. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

    POLICY ACCUMULATION VALUE. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.



    CASH SURRENDER VALUE. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.



    SUBACCOUNT POLICY ACCUMULATION VALUE. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount's Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount's Accumulation Unit Value for that Valuation Day.



    ACCUMULATION UNIT VALUE. A Subaccount's Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.



    NET INVESTMENT FACTOR. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.



    FIXED POLICY ACCUMULATION VALUE. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to:



    - (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus



    - (2) the sum of any withdrawals and any applicable surrender charges or transfers to the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5.  WHAT ARE THE EXPENSES UNDER THE POLICY?



    State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs, and the risks State Farm assumes under or in connection with the Policies.



    - Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant's Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; and (5) the distribution of various reports to Owners.



    - Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business.



    - Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant's Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.



    We may profit from charges deducted, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.



SURRENDER CHARGE



    If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. We may also deduct a surrender charge when you take annuity payments or when proceeds are paid upon the Owner's death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity." See "What are
my annuity options?" page   . We do not deduct a surrender charge when a Death
Benefit is paid upon the Annuitant's death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See "Does the Policy have a Death
Benefit?" page   .



    If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash Surrender Value. If you take a withdrawal, we deduct the surrender charge from the Policy Accumulation Value remaining after we pay you the amount requested, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a "Free Withdrawal Amount" without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see
the "Fee Table," page   .



    EXAMPLE OF CALCULATION OF SURRENDER CHARGE. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $100. You will receive $100 and the surrender charge is $7.53, for a total withdrawal of $107.53.



    WAIVER OF SURRENDER CHARGE. We will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is "Terminally Ill" or has been confined continuously to an "Eligible Hospital" or "Eligible Nursing Home" for at least three months before the date we receive the request. "Terminally Ill," "Eligible Hospital," and "Eligible Nursing Home" are defined in the Policy.



ANNUAL ADMINISTRATIVE FEE



    We will deduct an annual administrative fee (1) on each Policy Anniversary,
(2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We will waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee from each Subaccount and the Fixed Account on a pro-rata basis.



TRANSFER PROCESSING FEE



    We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee.



MORTALITY AND EXPENSE RISK CHARGE



    State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment
factor. See "Net Investment Factor," page   .



FUND EXPENSES



    Because the Variable Account purchases shares of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by the Funds. A table of each Fund's advisory fees and other expenses can be found in the front of this prospectus in the Fee Table. For a description of each Fund's expenses, advisory fees and other expenses, see the prospectus for the Trust.



6.  HOW WILL MY INVESTMENT IN THE POLICY BE TAXED?



    THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.



INTRODUCTION



    The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the "IRS").



    You may purchase the Policy on a non-tax-qualified basis ("Non-Qualified Policy") or purchased on a tax-qualified basis ("Qualified Policy"). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.



TAX STATUS OF THE POLICIES



    DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.



    In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.



    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.



    Other rules may apply to Qualified Policies.



    The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.



TAX TREATMENT OF ANNUITIES



    We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)



TAXATION OF NON-QUALIFIED POLICIES



    NON-NATURAL PERSON. The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the "investment in the contract" (generally, the premiums or other consideration paid for the contract) during the taxable year.

There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.



    WITHDRAWALS. When a withdrawal from a Non-Qualified Policy occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner's investment in the Policy at that time.



    In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.



    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:



    - made on or after the taxpayer reaches age 59 1/2;



    - made on or after the death of an Owner;



    - attributable to the taxpayer's becoming disabled; or



    - made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.



    Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Consult a tax adviser with regard to exceptions from the penalty tax.



    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Policy ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Policy has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.



    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (2) if distributed under a payment option, they are taxed in the same way as annuity payments.



    TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A POLICY. A transfer or assignment of ownership of a Policy, the designation of an Annuitant, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.



    WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



    MULTIPLE POLICIES. All annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED POLICIES



    The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.



    DISTRIBUTIONS. Annuity payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner's investment in the Policy (generally, the premiums or other consideration paid for the Policy) to the participant's total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract can be zero. For Roth IRAs, distributions are generally not taxed, except as described below.



    For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (1) reaches age 70 1/2 or (2) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner's death.



    WITHHOLDING. Distributions from certain qualified plans generally are subject to withholding for the Owner's federal income tax liability. The withholding rates vary according to the type of distribution and the Owner's tax status. The Owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.



    Brief descriptions follow of the various types of qualified retirement plans in connection with a Policy. We will endorse the Policy as necessary to conform it to the requirements of such plan.



    CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.

    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.



    ROTH IRAS. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.



    TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax.



OTHER TAX CONSEQUENCES



    As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.



    POSSIBLE CHANGES IN TAXATION. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.



7.  HOW DO I ACCESS MY MONEY?



    You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See "Does the Policy have a Death Benefit?," page . When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See "What are my annuity options?,"
page   .



WITHDRAWALS



    You may request to withdraw part of the Cash Surrender Value at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request withdrawals after
the Annuity Date. See "What are my annuity options?," page   .) You may make
requests for withdrawals in writing or by telephone, if we have your telephone authorization on file.

See "Requesting Payments and Telephone Transactions," page   . Any withdrawal
must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or
surrender. See "Requesting Payments and Telephone Transactions," page   .



    When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.



SURRENDERS



    You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the "fixed years" annuity option, you may request a surrender after the Annuity Date. See
"What are my annuity options?," page   .) The Policy will terminate on the date
we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a "life annuity," "life annuity with certain period," or a "joint and last survivor life annuity," we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See "Requesting Payments and Telephone Transactions," below.



SYSTEMATIC WITHDRAWAL PROGRAM



    The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request to our Home Office. Once we have received your request, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.



    We will assess any applicable surrender charge on these withdrawals. See
"Surrender Charge," page   . We do not deduct any other charges for this
program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.



REQUESTING PAYMENTS AND TELEPHONE TRANSACTIONS



    REQUESTING PAYMENTS. You must send written requests for payment (except when we authorize telephone requests) to our Home Office or give them to an authorized State Farm agent for forwarding to our Home Office. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at our Home Office of all the documents required for such a payment. We will determine the payment amount as of the end of the Valuation Period during which our Home Office receives all required documents. If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit generally through the State Farm Benefit Management Account-Registered Trademark-, an interest bearing checking account. We will send the State Farm Benefit Management Account-Registered Trademark- checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account-Registered Trademark-. We will pay interest on the amount in the State Farm Benefit Management Account-Registered Trademark- from the date we receive due proof of death at the Home Office to the date we close the State Farm Benefit Management Account-Registered Trademark-. Amounts in the State Farm Benefit Management Account-Registered Trademark- are not insured by the Federal Deposit Insurance Corporation or any other agency.

    We may delay making a payment or processing a transfer request if:



    - the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or



    - the SEC by order permits postponement of payment to protect State Farm's Policy Owners.



    We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.



    TELEPHONE TRANSACTIONS. You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, changes in the portfolio rebalancing program and systematic withdrawal changes.



    Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.



8.  HOW IS THE PERFORMANCE OF THE POLICY PRESENTED?



    State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a Subaccount's performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. More detailed information about performance data appears in the Statement of Additional Information.



    The yield of the Subaccount investing in the Money Market Fund refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



    The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.



    The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time. Average annual total return of a Subaccount tells you the return you would have experienced if you allocated a $1,000 premium to a Subaccount for the specified period. "Standardized" average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount, including any surrender charge that would apply if you terminated the Policy at the end of each period indicated, but excluding any deductions for premium taxes. "Non-Standard" average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the Surrender Charge. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for a Subaccount.



    We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Subaccount performance based on that performance data. Non-standard performance will be accompanied by standard performance.



    In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in underlying funds, or investment series of underlying funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also present the performance of the Standard & Poor's-Registered Trademark-Index of 500 Common Stocks, a widely used measure of stock performance, either by itself or compared to the performance of one or more Subaccounts. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison or presentation. We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.



9.  DOES THE POLICY HAVE A DEATH BENEFIT?



    If the Annuitant dies before the Annuity Date and a Death Benefit is payable, the amount paid will be the greater of (1) the sum of all premiums paid less any withdrawals and less any applicable surrender charges, and (2) the Policy Accumulation Value.



    We will calculate both amounts as of the end of the Valuation Period during which we receive due proof of the Annuitant's death. If the Death Benefit is payable and an annuity option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive due proof of the Annuitant's death. The beneficiary must choose the annuity option as well as whether the annuity payments are to be fixed or variable or a combination of
fixed and variable. See "What are my annuity options?," page   . If no annuity
option has been chosen for the Death Benefit to be paid, or if the annuity option chosen is not available, the Death Benefit generally will be paid through the State Farm Benefit Management Account-Registered Trademark-. See "Requesting
Payments and Telephone Transactions," page   . For a discussion of the order for
payment to beneficiaries, as well as how beneficiaries are designated, see "Payment of Proceeds Upon Death of Owner or Annuitant" in the Statement of Additional Information.



    If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule. For a discussion of the rules for paying the proceeds upon the death of an Owner, see "Death of Owner" in the Statement of Additional Information.



10. WHAT OTHER INFORMATION SHOULD I KNOW?



STATE FARM AND THE VARIABLE ACCOUNT



    STATE FARM LIFE INSURANCE COMPANY. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm's Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in 46 states and the District of Columbia. State Farm also sells insurance in the Canadian provinces of Alberta, New Brunswick, and Ontario. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.



    STATE FARM'S FIXED ACCOUNT OPTION. The Fixed Account is part of State Farm's general account assets. State Farm's general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.



    Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933 nor have we registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests therein are subject to the provisions of these acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.



    THE VARIABLE ACCOUNT. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.



    The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of the Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.



    The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.



    THE TRUST. State Farm Investment Management Corp. ("SFIM"), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. For more information concerning the investment adviser and investment sub-adviser, please see the accompanying prospectus for the Trust.



    VOTING OF FUND SHARES. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send Owners voting instruction materials, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.



PREPARING FOR YEAR 2000



    Like all financial services providers, State Farm, in administering the Policies, utilizes systems that may be affected by Year 2000 transition issues and relies on service providers that also may be affected. State Farm has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. We are unable to predict the outcome of these efforts; however, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects with respect to their Policies as a result of Year 2000 transition implementation. Business application systems and external interfaces will be tested, prioritized and remediated as necessary to provide continuous, uninterrupted service. Our target date for completion is June, 1999 or earlier for most activities, but there can be no assurance that State Farm will be successful, or that interaction with other service providers will not impact State Farm's services at that time.



MODIFICATION



    We may modify the Policy as follows:



    - to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;



    - to assure continued qualification of the Policy as an annuity under the Code; or



    - to reflect a change in the operation of the Variable Account, if allowed by the Policy.



DISTRIBUTION OF THE POLICIES



    State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Policies may not be available in all states. State Farm VP Management Corp. receives commissions of up to 2.5% of premiums paid in connection with the sale of the Policies.



    The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as insurance agents. These registered representatives receive commissions for selling Policies calculated as a percentage of premiums. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation.

LEGAL PROCEEDINGS



    State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.



REPORTS TO POLICY OWNERS



    State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.



INSURANCE MARKETPLACE STANDARDS ASSOCIATION



    State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.



FINANCIAL STATEMENTS



    The Statement of Additional Information contains the audited statutory basis statements of admitted assets, liabilities and surplus for State Farm as of December 31, 1998 and 1997, and the related statutory basis statements of income and changes in surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants. You should consider the financial statements of State Farm only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



    The Statement of Additional Information also contains the audited statutory basis statements of admitted assets, liabilities and surplus for the Variable Account as of December 31, 1998, and the related statutory basis statements of income and changes in surplus, and cash flows for the year then ended, as well as the Report of the Independent Accountants.



11. HOW CAN I MAKE INQUIRIES?



    You may make inquiries regarding a Policy by writing to us at our Home Office, by calling us at (888) 702-2307 (Toll free), or by contacting an authorized State Farm agent.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



    The Statement of Additional Information contains additional information about the Policies and the Variable Account. The following is the Table of Contents for the Statement of Additional Information. You can obtain a free copy of the Statement of Additional Information by writing to us at our Home Office or calling us at 1-(888) 702-2307 (Toll free).



                      Statement of Additional Information
                               Table of Contents



Additional Policy Provisions
    The Policy
    Ownership
    Incontestability
    Error in Age or Sex
    Participation
    Assignment
Calculation of Historical Performance
  Data
    Money Market Subaccount Yields
    Other Subaccount Yields
    Average Annual Total Returns
    Effect of the Annual Administrative
      Fee on Performance Data
    Other Total Returns
    Use of Indexes
    Other Information
Net Investment Factor
Annuity Payment Provisions
    Amount of Fixed Annuity Payments
    Amount of Variable Annuity Payments
    Annuity Units
    Annuity Unit Value
Payment of Proceeds Upon Death of Owner
  or Annuitant
    Death of Owner
    Death Of Annuitant
Addition, Deletion or Substitution of
  Investments
Safekeeping of Account Assets
Distribution of the Policies
Legal Matters
Experts
Other Information
Relationships with the Companies that
  Maintain the Benchmark Indices
Financial Statements

                      STATEMENT OF ADDITIONAL INFORMATION

                              DATED May 1, 1999

                  STATE FARM VARIABLE DEFERRED ANNUITY POLICY


              STATE FARM LIFE INSURANCE COMPANY VARIABLE ANNUITY
                               SEPARATE ACCOUNT
                     OF STATE FARM LIFE INSURANCE COMPANY
                                 P.O. Box 2307

                       Bloomington, Illinois 61702-2307


                             --------------------


     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the variable deferred annuity policy (the "Policy") offered by State Farm Life Insurance Company ("State Farm, "we," "us," or "our"). You may obtain a copy of the Prospectus dated May 1, 1999 by calling 1-888-702-2307 (Toll free) or by writing to our Home Office at the above address. Terms used in the current Prospectus for the Contract are incorporated into and made a part of this Statement of Additional Information.

       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES
                         FOR THE POLICY AND THE FUNDS.











Form 231-3555                                                  Printed in U.S.A.

                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
ADDITIONAL POLICY PROVISIONS............................................... 1
     The Policy............................................................ 1
     Ownership............................................................. 1
     Incontestability...................................................... 1
     Error in Age or Sex................................................... 1
     Participation......................................................... 1
     Assignment............................................................ 2
CALCULATION OF HISTORICAL PERFORMANCE DATA................................. 2
     Money Market Subaccount Yields........................................ 2
     Other Subaccount Yields............................................... 4
     Average Annual Total Returns.......................................... 5
     Effect of the Annual Administrative Fee on Performance Data........... 6
     Other Total Returns................................................... 6
     Use of Indexes........................................................ 6
     Other Information..................................................... 7
NET INVESTMENT FACTOR...................................................... 7
ANNUITY PAYMENT PROVISIONS................................................. 8
     Amount of Fixed Annuity Payments...................................... 8
     Amount of Variable Annuity Payments................................... 8
     Annuity Units......................................................... 8
     Annuity Unit Value.................................................... 9
PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT....................... 10
     Death of Owner........................................................ 10
     Death Of Annuitant.................................................... 11
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.......................... 12
SAFEKEEPING OF ACCOUNT ASSETS.............................................. 13
DISTRIBUTION OF THE POLICIES............................................... 13
LEGAL MATTERS.............................................................. 13
EXPERTS.................................................................... 14
OTHER INFORMATION.......................................................... 14
RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES....... 14
FINANCIAL STATEMENTS....................................................... 15

                         ADDITIONAL POLICY PROVISIONS

THE POLICY

     The Policy contains the Basic Plan, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

     Only an officer has the right to change the Policy. No agent has the authority to change the Policy or to waive any of its terms. All endorsements, amendments, or riders must be signed by an officer to be valid.

OWNERSHIP

     You, as the Owner, are named in the application. You may exercise any provision of the Policy only by request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

     You may change the Owner or Successor Owner by sending us a request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and/or Successor Owners can be named.

INCONTESTABILITY

     We will not contest the Policy. Any rider has its own incontestability provision.

ERROR IN AGE OR SEX

     If the Annuitant's, Payee's, or second designated person's date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant's, Payee's, second designated person's age and sex before annuity payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

PARTICIPATION

     We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

ASSIGNMENT

     You may assign a nonqualified Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

                  CALCULATION OF HISTORICAL PERFORMANCE DATA

     From time to time, State Farm may disclose yields, total returns, and other performance data of the Subaccounts and the Funds. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

MONEY MARKET SUBACCOUNT YIELDS

     From time to time, advertisements and sales literature may quote the current annualized yield of the Subaccount investing in the Money Market Fund of the State Farm Variable Product Trust (the "Trust") for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the Money Market Fund (the "Money Market Subaccount").

     This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Money Market Fund attributable to the hypothetical account; and 2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the Annual Administrative Fee, and the mortality and expense risk charge. For purposes of calculating current yields for a Policy, an average per unit Annual Administrative Fee is used based on the $30 Annual Administrative Fee. Current Yield is calculated according to the following formula:

     Current Yield = ((NCS - ES)/UV) X (365/7)

     Where:

     NCS   =   the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES    =   per unit expenses attributable to the hypothetical account for the seven-day period.

     UV    =   the unit value for the first day of the seven-day period.

                                /365/7/
     Effective yield = (1 + ((NCS-ES)/UV))  - 1

     Where:

     NCS   =   the net change in the value of the Money Market Fund (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

     ES    =   per unit expenses attributable to the hypothetical account for the seven-day period.

     UV    =   the unit value for the first day of the seven-day period.

     Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.

     The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

     Yield calculations do not take into account the Surrender Charge that is assessed on certain withdrawals of Policy Accumulation Value.

OTHER SUBACCOUNT YIELDS

     From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Policy for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period and is assumed to be generated each period over a 12-month period.

     The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Subaccount units less Subaccount expenses for the period; by
2) the maximum offering price per unit on the last day of the period times the daily average number of Accumulation Units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Subaccount include the Annual Administrative Fee and the mortality and expense risk charge. The yield calculation assumes an Annual Administrative Fee of $30 per Policy deducted at the end of each Policy Year. For purposes of calculating the 30-day or one-month yield, an average Annual Administrative Fee based on the average Policy Accumulation Value in the Subaccount is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

     Yield  =   2 X (((NI - ES)/(U X UV)) + 1)/6/ - 1)

     Where:

     NI     =   net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's Accumulation Units.

     ES     =   expenses of the Subaccount for the 30-day or one-month period.

     U      =   the average number of units outstanding.

     UV     =   the unit value at the close (highest) of the last day in the 30-
                day or one-month period.

     Because of the charges and deductions imposed under the Policies, the yield for the Subaccount is lower than the yield for the corresponding Fund.

     The yield on the amounts held in the Subaccounts normally fluctuates over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and that Fund's operating expenses.

     Yield calculations do not take into account the Surrender Charge that is assessed on certain withdrawals and surrenders of Policy Accumulation Value.

AVERAGE ANNUAL TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Subaccounts for various periods of time.

     When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

     Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

     Standard average annual total returns are calculated using Subaccount Unit Values which State Farm calculates on each Valuation Day based on the performance of the Subaccount's underlying Fund, the deductions for the mortality and expense risk charge, and the deductions for the Annual Administrative Fee. The calculation assumes that the Annual Administrative Fee is $30 per year per Policy deducted at the end of each Policy Year. For purposes of calculating average annual total return, an average per-dollar per-day Annual Administrative Fee attributable to the hypothetical account for the period is used. The calculation also assumes surrender of Policy Accumulation Value at the end of the period for the return quotation taking into account the applicable Free Withdrawal Amount. The total return is calculated according to the following formula:

     TR   =    ((ERV/P)/1/N/) - 1

     Where:

     TR   =    the average annual total return net of Subaccount recurring charges.

     ERV  =    the ending redeemable value (net of any applicable Surrender
               Charge) of the hypothetical account at the end of the period.

     P    =    a hypothetical initial payment of $1,000.

     N    =    the number of years in the period.

     From time to time, sales literature or advertisements may present historic performance data for an investment portfolio in which a Subaccount invests, shown since the portfolio's inception reduced by some or all of the fees and charges under the Policy. Such adjusted historic performance would include data that precedes the inception date of the Subaccount. This data is designed to show the performance that would have resulted if the Policy had been in existence during that time. This type of non-standard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

EFFECT OF THE ANNUAL ADMINISTRATIVE FEE ON PERFORMANCE DATA

     The Policy provides for a $30 Annual Administrative Fee (waived for Policies with respect to which total premiums paid are at least $50,000) that is deducted from the Subaccounts and the Fixed Account pro-rata. For purposes of reflecting the Annual Administrative Fee in yield and total return quotations, the average Policy Accumulation Value is assumed to be $25,000, so that the Annual Administrative Fee is 0.12%.

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect deduction of the Surrender Charge. Other total returns are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts withdrawn.

     State Farm may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

     CTR   =   (ERV/P) - 1

     Where:

     CTR   =   The cumulative total return net of Subaccount recurring charges for the period.

     ERV   =   The ending redeemable value of the hypothetical investment at the end of the period.

     P     =    A hypothetical single payment of $1,000.

USE OF INDEXES

     From time to time, the performance of certain historical indexes may be presented in advertisements or sales literature. The performance of these indexes may be compared to the performance of certain Subaccounts or Funds, or may be presented without such a comparison.

OTHER INFORMATION

     The following is a partial list of those publications which may be cited in the Funds' sales literature and/or shareholder materials which contain articles describing investment results or other data relative to one or more of the Subaccounts. Other publications may also be cited.

  Broker World                              Financial World
  Across the Board                          Advertising Age
  American Banker                           Barron's
  Best's Review                             Business Insurance
  Business Month                            Business Week
  Economist                                 Consumer Reports
  Forbes                                    Financial Planning
  Inc.                                      Fortune
  Insurance Forum                           Institutional Investor
  Insurance Week                            Insurance Sales
  Journal of the American Society of        Journal of Accountancy
    CLU & ChFC                              Journal of Commerce
  Kiplinger's Personal Finance              Life Association News
  Life Insurance Selling                    Manager's Magazine
  MarketFacts                               Money
  National Underwriter                      Nation's Business
  Morningstar, Inc.                         New York Times
  New Choices (formerly 50 Plus)            Pensions & Investments
  Pension World                             Round the Table
  Rough Notes                               VARDs
  U.S. Banker                               Working Woman
  Wall Street Journal


                             NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

     (1)  is the result of:

          (a) the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the "ex-dividend" date occurs during the Valuation period; plus or minus

          (c)  a per share charge or credit for any taxes reserved for

     (2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

     (3) is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

                          ANNUITY PAYMENT PROVISIONS

     AMOUNT OF FIXED ANNUITY PAYMENTS. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity payments will be applied under the annuity option you have chosen. For a "life annuity;" "life annuity with certain period," or a "joint and last survivor life annuity," the annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change. For the "fixed years" annuity option, the annuity option payment factor guaranteed in the Policy times that amount will be the minimum amount of each payment. Each of these payments may be higher if any additional interest has been credited on the balance of the account.

     The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

     AMOUNT OF VARIABLE ANNUITY PAYMENTS. These payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

     ANNUITY UNITS. On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

     (1) is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

     (2) is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

     (3) is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

     ANNUITY UNIT VALUE. The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1/2% a year used to determine the annuity option payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity payment and the amount by which each variable annuity payment varies from one payment to the next.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.  Accumulation unit value for current
     valuation period..............................................        11.12
2.  Accumulation unit value for immediately
     preceding valuation period....................................        11.10
3.  Annuity unit value for immediately preceding
     valuation period..............................................        20.00
4.  Factor to compensate for the assumed
     investment rate of 3.5%.......................................        .9999
5.  Annuity unit value of current valuation
     period ((1) / (2)) x (3) x (4)................................        20.03


                   ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

1.  Number of accumulation units at Maturity Date..................       10,000
2.  Accumulation unit value........................................        11.12
3.  Adjusted Policy Accumulation Value (1)x(2).....................      111,200
4.  Monthly annuity payment per $1,000
     of adj. Policy Accumulation Value.............................         5.82
5.  Monthly annuity payment (3)x(4) / 1,000........................       647.18
6.  Annuity unit value at Maturity Date............................        20.03
7.  Number of annuity units (5)/(6)................................      32.3105
8.  Assume annuity unit value at the end of
     first month equal to..........................................        20.20
9.  First monthly annuity payment (7)x(8)..........................       652.67
10. Assume annuity unit value at the end of second month equal to..        19.90
11. Second monthly annuity payment (7)x(10)........................       642.98
12. Assume annuity unit value at the end of third month equal to...        20.50
13. Third monthly annuity payment (7)x(12).........................       662.37

             PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT

DEATH OF OWNER

     The Code requires the following distributions under an annuity when you die.

     (1) If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

     (2) If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

     (3) If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

     (4) If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

     (5) If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner.

     (6) If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse's life expectancy; however, if your spouse does not choose a method of payment within this time, distribution will be made under Annuity Option 1.

     (7) If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

     (8) If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

     If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.

     Other rules apply to Qualified Policies.

DEATH OF ANNUITANT

     DEATH OF ANNUITANT WHO IS NOT AN OWNER. If the Annuitant dies before the Annuity Date while you are alive, the Death Benefit will be paid as provided in the following provisions. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

     If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant's date of death.

     BENEFICIARY DESIGNATION. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name "estate" as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name "children" of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant's date of death will be included.

     We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

     CHANGE OF BENEFICIARY DESIGNATION. You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

     After the Annuitant's death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

     ORDER OF PAYMENT. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary's unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor's unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. "When payment is made" means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may:

     (1)  create new separate accounts;

     (2)  combine separate accounts, including the Variable Account;

     (3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

     (4) make any Subaccount available to such classes of policies as we may determine;

     (5)  add new funds or remove existing funds;

     (6) substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

     (7) deregister the Variable Account under the Act if such registration is no longer required; and

     (8) operate the Variable Account as a management investment company under the Act or in any other form permitted by law.

     The investment policy of the Variable Account will only be changed with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

                         SAFEKEEPING OF ACCOUNT ASSETS

     State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm's General Account assets and from the assets in any other separate account.

     Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

     A fidelity bond in the amount of $5 million covering State Farm's directors, officers, and employees has been issued by National Union Fire Insurance Company.

                         DISTRIBUTION OF THE POLICIES

     State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. The Policies are offered to the public on a continuous basis. We do not anticipate discontinuing the offering of the Policies, but reserve the right to discontinue the offering.

                                 LEGAL MATTERS

     All matters relating to Illinois law pertaining to the Policies, including the validity of the Policies and State Farm's authority to issue the Policies, have been passed upon by Kim Brunner, Senior Vice President and General Counsel of State Farm. Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                    EXPERTS

     The statutory basis statements of admitted assets, liabilities and surplus of State Farm Life Insurance Company as of December 31, 1998 and 1997, and the related statutory basis statements of income and changes in surplus, and cash flows for the years then ended, appearing in this Statement of Additional Information have been audited by PriceWaterhouseCoopers LLP, independent accountants, whose report thereon is set forth elsewhere herein, and are included in reliance upon the authority of such firm as experts in accounting and auditing.

     As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from generally accepted accounting principles (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains a qualified opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

                               OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

     RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

     STANDARD & POOR'S. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and Funds") are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the owners of the Product and Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust, or the owners of the Product and Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product and Funds or the timing of the issuance or sale of the Product and Funds or in the determination or calculation of the equation by which the Product and Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product and Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY STATE FARM, THE TRUST, OWNERS OF THE PRODUCT AND FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     FRANK RUSSELL COMPANY. The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell TM is a trademark of the Frank Russell Company.

The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index(es).

Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

     MORGAN STANLEY & CO. INCORPORATED. The Morgan Stanley Capital International EAFE(R) Free Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust.

The International Equity Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the Morgan Stanley Capital International EAFE(R) Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE(R) Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this fund. Morgan Stanley has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE(R) Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             FINANCIAL STATEMENTS

    State Farm's financial statements that follow should be considered only as bearing on State Farm's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account. The Variable Account's financial statements as of December 31, 1998 also are included.

                       STATE FARM LIFE INSURANCE COMPANY

           REPORT ON AUDIT OF FINANCIAL STATEMENTS - STATUTORY BASIS

                FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997


                          [To be added by amendment]

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     All required financial statements are included in Part B.

(b)  Exhibits

     (1) Resolutions of the Board of Directors of State Farm Life Insurance Company ("State Farm") establishing the State Farm Life Insurance Company Variable Annuity Separate Account (the "Variable Account").*

     (2)  Not Applicable.

     (3)  Distribution Agreement.**

     (4)  (a)  Form of Policy.**
          (b)  Riders to Form of Policy**

     (5)  Application.**

     (6)  (a)  Articles of Incorporation of State Farm.*
          (b)  By-Laws of State Farm.*

     (7)  Not Applicable.

     (8)  Form of Participation Agreement.**

     (9)  Opinion and Consent of Counsel.***

     (10) (a) Consent of Sutherland, Asbill & Brennan. (To be filed by amendment).
          (b) Consent of Coopers & Lybrand L.L.P. (To be filed by amendment).

     (11) Not Applicable.

     (12) Not Applicable.

     (13) Not Applicable.

     (14) Powers of Attorney**

________________

     * Incorporated by reference to the Registrant's initial registration statement filed with the Securities and Exchange Commission on January 3, 1997 (File No. 333-19189).

    ** Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on October 10, 1997 (File No. 333-19189).

   *** Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 filed with the Securities and Exchange Commission on November 7, 1997.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR



       NAME AND PRINCIPAL
       BUSINESS ADDRESS/*/       Position with State Farm
       ----------------          ------------------------
       Marvin D. Bower           Chairman of the Board and Director
       Edward B. Rust, Jr.       Director; President
       Roger B. Tompkins         Director: Executive Vice President
       Darrell W. Beernink       Director; Vice President and Actuary
       Charles R. Wright         Director; Agency Vice President
       Wendy L. Gramm            Director
       Roger S. Joslin           Director
       W.H. Knight, Jr.          Director
       Kurt G. Moser             Director; Vice President - Investments
       George L. Perry           Director
       Susan M. Phillips         Director
       Jerry Porras              Director
       Vincent J. Trosino        Director
       Mary Rebecca Blakeslee    Vice President - Life/Health Underwriting
       James G. Fisher           Vice President - Operations
       James A. Malay            Vice President - Policyholder Systems
       Kim M. Brunner            Vice President and General Counsel
       Danny L. Scott, M.D.      Vice President and Medical Director
       Laura P. Sullivan         Vice President - Counsel; and Secretary
       Dale R. Egeberg           Vice President and Controller - Life
       Terry L. Huff             Vice President - Advanced Products
       Max E. McPeek             Vice President - Compliance


* The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

State Farm Mutual Automobile Insurance Company

          State Farm County Mutual Insurance Company of Texas (Common
            Management)
          State Farm General Insurance Company (100% Ownership)
          State Farm Fire and Casualty Company (100% Ownership)
          State Farm Life Insurance Company (100% Ownership)
                 State Farm Annuity and Life Insurance Company (100% Ownership) State Farm Life and Accident Assurance Company (100% Ownership)
          State Farm Indemnity Company (100% Ownership)
          Amberjack, Ltd. (100% Ownership)
                 Fiesta Jack, Ltd. (100% Ownership)
          State Farm Lloyds, Inc. (100% Ownership)
          State Farm Investment Management Corp. (100% Ownership)
          State Farm International Services, Inc. (100% Ownership)
          State Farm VP Management Corp. (100% Ownership)
          Insurance Placement Services, Inc. (100% Ownership)

ITEM 27.  NUMBER OF POLICY OWNERS

          As of April 1, 1999, there were ________ policy owners.


ITEM 28.  INDEMNIFICATION

          Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

          The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

ITEM 29.  PRINCIPAL UNDERWRITER

          (a) State Farm VP Management Corp. ("State Farm VP") is the registrant's principal underwriter.

          (b)  Officers and Directors of State Farm VP.


Name and Principal        Positions and Offices
Business Address*         With the Underwriter
------------------        ---------------------
Edward B. Rust, Jr.       Director; President, CEO
Roger S. Joslin           Director; Vice President and
                           Treasurer; CFO
Kurt G. Moser             Director
Charles R. Wright         Director; Vice President,
                           Sales and Marketing
Roger B. Tompkins         Director; Vice President,
                           Administration; COO
Ralph O. Bolt             Assistant Vice President,
                           Sales and Marketing
David R. Grimes           Assistant Vice President,
                           Financial; Secretary
Terry L. Huff             Assistant Vice President,
                           Administration; Manager, OSJ
Max E. McPeek             Assistant Vice President, Compliance;
                           Chief Compliance Officer



* The principal business address of all of the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.



ITEM 30.  LOCATION OF BOOKS AND RECORDS

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 31.  MANAGEMENT SERVICES

          All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32.  UNDERTAKINGS AND REPRESENTATIONS

          (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Policies offered herein are being accepted.

          (b) The registrant undertakes that it will include either (1) as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to State Farm for a Statement of Additional Information.

          (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to State Farm at the address or phone number listed in the prospectus.

          (d) State Farm represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

          (e) State Farm represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

                            SIGNATURES


As required by the requirements of the Securities Act of 1933, the registrant, State Farm Life Insurance Company Variable Annuity Separate Account, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Bloomington and the State of Illinois, on this 4th day of February, 1999.




                                 State Farm Life Insurance Company
                                 Variable Annuity Separate Account
                                            (Registrant)



(SEAL)
                                 By: State Farm Life Insurance Company
                                             (Depositor)



Attest: /s/ Terry L. Huff               By:          *
        -----------------                     ---------------
        Terry L. Huff                         Edward B. Rust, Jr.
                                              President
                                              State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.



Signature                           Title                             Date
---------                           -----                             ----

         *                  President and Director                    ---------
------------------          (Principal Executive Officer)
Edward B. Rust, Jr.


         *                  Executive Vice President and Director     ---------
------------------
Roger B. Tompkins


         *                  Vice President and Controller             ---------
------------------          (Principal Accounting Officer)
Dale R. Egeberg


         *                  Director, Vice President and Actuary      ---------
-----------------           (Principal Financial Officer)
Darrell W. Beernink



         *                  Director                                  ---------
----------------
Marvin D. Bower



         *                  Director                                  ---------
----------------
Wendy L. Gramm



         *                  Director                                  ---------
----------------
Roger S. Joslin


                            Director                                  ---------
----------------
W. H. Knight, Jr.



         *                  Director and Senior Vice President        ---------
----------------
Kurt G. Moser



         *                  Director                                  ---------
----------------
George L. Perry



                            Director                                  ---------
----------------
Susan M. Phillips



                            Director                                  ---------
----------------
Jerry Porras



         *                  Director                                  ---------
------------------
Vincent J. Trosino



         *                  Director                                  ---------
-----------------
Charles R. Wright



* By /s/ Terry L. Huff                                                 2/4/99
     ---------------------------                                      ----------
         Terry L. Huff                                                  Date
         Pursuant to Power of Attorney